SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 23, 2002


                                  SBARRO, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    NEW YORK
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

              333-90817                                   11-2501939
              ---------                                   ----------
        (COMMISSION FILE NUMBER)               (IRS EMPLOYER IDENTIFICATION NO.)

                401 BROADHOLLOW ROAD, MELVILLE, NEW YORK     11747
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (631) 864-0200

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)   Exhibits

                Exhibit No.       Exhibit

                99.1              Certification of Chief Executive Officer

                99.2              Certification of Principal Accounting Officer

Item 9.   Regulation FD Disclosure

          The Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the SEC on August 23, 2002 (the "Report"), was accompanied by the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002, which were submitted as correspondence to the Securities and Exchange Commission with the Report. Copies of all of the foregoing certifications are attached hereto as exhibits.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SBARRO, INC.


Date: August 23, 2002                   By:/s/  Mario Sbarro
                                           -------------------------------------
                                           Name:   Mario Sbarro
                                           Title:  Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number    Description
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99.1      Certification of Chief Executive Officer

99.2      Certification of Principal Accounting Officer